Exhibit 10.35

                            HYDRO MED SCIENCES, INC.

                   AMENDED AND RESTATED RIGHT OF FIRST REFUSAL
                              AND CO-SALE AGREEMENT

         THIS AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (this "Agreement") is made and entered into as of May 30, 2003, by and among Hydro Med Sciences, Inc., a Delaware corporation (the "Company"), each of the persons and entities listed on Exhibit A hereto (the "Investors"), each of the persons listed as "Common Stockholders" on Exhibit B hereto (the "Common Stockholders"), and each of the persons listed as "Series A Stockholders" on Exhibit C hereto (the "Series A Stockholders" and together with the Common Stockholders, the "Current Stockholders").

                                    RECITALS

         The Common Stockholders are the beneficial owners of an aggregate 10,000,000 shares of Common Stock of the Company.

         The Series A Stockholders are the beneficial owners of an aggregate 7,000,000 shares of Series A Convertible Preferred Stock of the Company.

         The Investors are purchasing shares of the Company's Series B Convertible Preferred Stock, pursuant to that certain Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing").

         The obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

         In connection with the consummation of the Financing, the Company, the Common Stockholders, the Series A Stockholders, and the Investors have agreed to the first refusal and co-sale rights as set forth below.

         In consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1. DEFINITIONS.

                    (a) "Common Stock" shall mean shares of the Company's common stock, par value $.001 per share, and shares of Common Stock issued or issuable upon conversion of the Company's outstanding Series A Convertible Preferred Stock or Series B Convertible Preferred Stock or exercise of any option, warrant, or other security or right of any kind convertible into or exchangeable for Common Stock.

                    (b) "Preferred Stock" shall mean shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.


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                    (c) "Preferred Stockholder" shall mean the Investors and the
Series A Stockholders.

                    (d) "Series A Convertible Preferred Stock" shall mean shares of the Company's preferred stock, par value $.001 per share, designated as "Series A Convertible Preferred Stock."

                    (e) "Series B Convertible Preferred Stock" shall mean shares of the Company's preferred stock, par value $.001 per share, designated as "Series B 10% Convertible Preferred Stock."

                    (f) "Stock" shall mean shares of Common Stock or Preferred Stock now owned or subsequently acquired by the Current Stockholders or the Investors by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Current Stockholder's or Investor's name or beneficially or legally owned by such Current Stockholder or Investor, including any interest of a spouse in any of the Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Stock owned by each Current Stockholder as of the date hereof is set forth on Exhibit B or Exhibit C, as applicable, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Current Stockholders, but the failure to so amend shall have no effect on such Stock being subject to this Agreement.

                    (g) "Stockholder" shall mean the holders of Stock, including the Investors and the Current Stockholders.

                    (h) For the purpose of this Agreement, the term "Transfer" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, merger or consolidation, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Stock.

2. NOTICE OF TRANSFERS.

                    (a) Before any Common Stockholder, in the case of Section 3 or 5 of this Agreement, or any Investor or Series A Stockholder, in the case of
Section 4 of this Agreement, may effect any Transfer of Stock, such Common Stockholder, Investor, or Series A Stockholder, as applicable (the "Selling Stockholder"), must give at the same time to (i) the Company, (ii) if a Common Stockholder, each other Common Stockholder (if any) and each Investor and Series A Stockholder, (iii) if an Investor, each other Investor and each Common Stockholder and Series A Stockholder, and (iv) if a Series A Stockholder, each other Series A Stockholder and each Investor and Common Stockholder, a written notice signed by the Selling Stockholder (the "Selling Stockholder's Notice") stating: (a) the Selling Stockholder's bona fide intention to transfer such Stock; (b) the number of shares of Stock proposed to be transferred to each proposed purchaser or other transferee ("Proposed Transferee"); (c) the name, address and relationship, if any, to the Selling Stockholder of each Proposed Transferee; (d) the bona fide cash price or, in reasonable detail, other

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consideration, per share for which the Selling Stockholder proposes to transfer such Stock to each Proposed Transferee (the "Offered Price"); (e) the proposed time of payment; and (f) any other relevant terms of the proposed sale. Upon the request of the Company, any Investor, any Series A Stockholder, or any Common Stockholder, the Selling Stockholder will promptly furnish to the Company, all other Investors, all other Series A Stockholders, and all other Common Stockholders such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.

3. RIGHT OF FIRST REFUSAL WITH RESPECT TO COMMON STOCKHOLDERS.

                    (a) The Company shall have a right of first refusal (the "Company's Right of First Refusal") to purchase all or any part of the Stock of any Common Stockholder proposed to be transferred by such Common Stockholder ("Offered Stock"), if the Company gives written notice of the exercise of such right to the Selling Stockholder within 20 days (the "Company's Refusal Period") after the date of the Selling Stockholder's Notice to the Company. Prior to the expiration of the Company's Refusal Period, the Company shall send written notice (the "Company's Notice") to the Selling Stockholder, each Investor, each Series A Stockholder, and all Common Stockholders other than the Selling Stockholder ("Other Common Stockholders") specifying (i) that the Company intends to exercise the Company's Right of First Refusal in full or in part,
(ii) that the Company does not intend to exercise the Company's Right of First Refusal in full, or (iii) that the Company is not lawfully able to repurchase all or any portion of the Offered Stock.

                    (b) If the Company does not exercise its right of first refusal in full, each Investor, Series A Stockholder, and Other Common Stockholder will have a right of first refusal (the "Investors' Right of First Refusal") to purchase some or all of the Offered Stock not purchased by the Company. The Investors' Right of First Refusal may be exercised as follows:

                    (i) Each Investor, Series A Stockholder, and Other Common Stockholder desiring to purchase some or all of the Offered Stock must, within the 20-day period commencing on the date of the Company's Notice or expiration of the period therefor (the "Investor Refusal Period"), give written notice to the Selling Stockholder and to the Company of such Investor's, Series A Stockholder's, or Other Common Stockholder's election to purchase the Offered Stock, and the number of shares and type of the Offered Stock that such Investor, Series A Stockholder or Other Common Stockholder desires to purchase. If the total number of shares specified in the elections of the Investors, Series A Stockholders, and Other Common Stockholders exceeds the number of shares of Offered Stock available for purchase, then (unless the electing Investors, Series A Stockholders, and Other Common Stockholders otherwise agree in writing) each Investor, Series A Stockholder, and Other Common Stockholder electing to purchase will have the right to purchase that number of shares of Offered Stock that is obtained by multiplying the number of shares of Offered Stock available for purchase by a fraction (A) the numerator of which will be the number of shares of Common Stock then held by such Investor, Series A Stockholder, or Other Common Stockholder, and (B) the denominator of which will be the sum of the total number of shares of Common Stock then held by all Investors, Series A Stockholders, and Other Common Stockholders electing to purchase the Offered Stock.

                    (ii) Within five days after expiration of the Investor Refusal Period, the Company will give written notice (the "Investors' Notice")

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to the Selling Stockholder, the Investors, the Series A Stockholders, and the
Other Common Stockholders specifying (A) that some or all of the Offered Stock was subscribed by the Company, the Investors, the Series A Stockholders, and/or the Other Common Stockholders exercising their respective Rights of First Refusal and (B) that the Transfer proposed by the Selling Stockholder is subject to the co-sale rights pursuant to Section 6 hereof with respect to the Offered Stock.

                    (c) The purchase price for the Offered Stock to be purchased by the Company, by an Investor, by a Series A Stockholder, or by an Other Common Stockholder exercising its Right of First Refusal under this Agreement will be the Offered Price (subject, in the case of the Company, to any rights the Company may have under any other agreement to purchase all or some of such Offered Stock at a lower price), and will be payable as set forth in Section 3(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Investors, the Series A Stockholders, the Other Common Stockholders, and the Selling Stockholder absent fraud or error.

                    (d) Payment of the purchase price for Offered Stock purchased by the Company or by an Investor, Series A Stockholder, or Other Common Stockholder exercising its respective Right of First Refusal shall be made within 10 days after the date of the Investors' Notice; provided that, if the Company elects to purchase all of the Offered Stock, payment of the purchase price for such Offered Stock shall be made within 10 days after the earlier of
(i) the date of the Company's Notice or (ii) the expiration of the Company's Refusal Period. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by an Investor, Series A Stockholder, or Other Common Stockholder to the Selling Stockholder (i) in cash or by cashier's check,
(ii) by wire transfer of immediately available funds, or (iii) by any combination of the foregoing.

                    (e) Upon the date that payment is made for the Offered Stock purchased by the Company or the Investors, Series A Stockholders, or Other Common Stockholders pursuant to their respective Rights of First Refusal hereunder, the Selling Stockholder will have no further rights as a holder of such Offered Stock and the Selling Stockholder will forthwith cause all certificate(s) evidencing such Offered Stock to be surrendered to the Company for cancellation, or, as to purchases by Investor(s), Series A Stockholder(s), or Other Common Stockholder(s), for transfer to the purchasing Investor(s), Series A Stockholder(s), or Other Common Stockholder(s).

                    (f) If the Company, the Investors, the Series A Stockholders, or the Other Common Stockholders have not elected pursuant to their respective Rights of First Refusal set forth in paragraphs (a) and (b) of this Section 3 to purchase all of the Offered Stock, then the Selling Stockholder shall have the right either to (i) elect to sell to the Company, the Investors, the Series A Stockholders, or the Other Common Stockholders whatever portion of the Offered Stock that Company, the Investors, the Series A Stockholders, and the Other Common Stockholders have elected to purchase pursuant to paragraphs (a) and (b) of this Section 3 and transfer the remaining Offered Stock to any person named as a Proposed Transferee in the Selling Stockholder's Notice, or (ii) withdraw all offers under this Section 3 and either retain the Offered Stock or transfer the Offered Stock proposed to be

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sold by the Selling Stockholder to any person named as a Proposed Transferee in the Selling Stockholder's Notice, in either case at the Offered Price or at a higher price, provided that such transfer (i) is consummated within 120 days after the date of the Selling Stockholder's Notice and (ii) is in accordance with the terms and conditions of this Agreement (including the co-sale rights provided for in Section 6). If the Offered Stock is transferred in accordance with the terms and conditions of this Agreement, then the Proposed Transferee(s) of the Offered Stock will thereafter hold such Offered Stock free of all restrictions on transfer imposed by this Agreement. If the Offered Stock is not so transferred during such 120-day period, then the Selling Stockholder will not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

                    (g) The exercise or non-exercise of the rights of the Investors, the Series A Stockholders, or the Other Common Stockholders hereunder to participate in one or more Transfers of Offered Stock made by such Selling Stockholder shall not adversely affect their rights to participate in subsequent Transfers of Offered Stock subject to this Section 3. An Investor or Series A Stockholder that exercises its right to purchase Offered Stock pursuant to
Section 4(b)(ii) shall not be entitled to exercise its co-sale right under
Section 6.

4. RIGHT OF FIRST REFUSAL WITH RESPECT TO PREFERRED STOCKHOLDERS.

                    (a) The Company shall have a right of first refusal (the "Company's Preferred Right of First Refusal") to purchase all or any part of the Stock of any Preferred Stockholder proposed to be transferred by such Preferred Stockholder ("Offered Preferred Stock"), if the Company gives written notice of the exercise of such right to the Selling Stockholder within 20 days (the "Company's Preferred Refusal Period") after the date of the Selling Stockholder's Notice to the Company. Prior to the expiration of the Company's Preferred Refusal Period, the Company shall send written notice (the "Company's Preferred Notice") to the Selling Stockholder and to each other Series A Stockholder, Investor, and Common Stockholder specifying (i) that the Company intends to exercise the Company's Preferred Right of First Refusal in full or in part, (ii) that the Company does not intend to exercise the Company's Preferred Right of First Refusal in full, or (iii) that the Company is not lawfully able to repurchase all or any portion of the Offered Preferred Stock.

                    (b) If the Company does not exercise its right of first refusal in full, each other Preferred Stockholder and each Common Stockholder will have a right of first refusal (the "Stockholders' Right of First Refusal") to purchase some or all of the Offered Preferred Stock not purchased by the Company. The Stockholders' Right of First Refusal may be exercised as follows:

                    (i) Each Preferred Stockholder (other than the Selling Stockholder) and each Common Stockholder desiring to purchase some or all of the Offered Preferred Stock must, within the 20-day period commencing on the date of the Company's Preferred Notice or expiration of the period therefor (the "Stockholder Refusal Period"), give written notice to the Selling Stockholder and to the Company of such Preferred Stockholder's or Common Stockholder's election to purchase the Offered Preferred Stock, and the number of shares and type of the Offered Preferred Stock that such Preferred Stockholder or Common Stockholder desires to purchase. If the total number of shares specified in the

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elections of the Preferred Stockholders and Common Stockholders exceeds the number of shares of Offered Preferred Stock available for purchase, then (unless the electing Preferred Stockholders and Common Stockholders otherwise agree in writing) each Preferred Stockholder and Common Stockholder electing to purchase will have the right to purchase that number of shares of Offered Preferred Stock that is obtained by multiplying the number of shares of Offered Preferred Stock available for purchase by a fraction (A) the numerator of which will be the number of shares of Common Stock then held by such Preferred Stockholder or Common Stockholder, and (B) the denominator of which will be the sum of the total number of shares of Common Stock then held by all Preferred Stockholders and Common Stockholders electing to purchase the Offered Preferred Stock.

                    (ii) Within five days after expiration of the Stockholder Refusal Period, the Company will give written notice (the "Preferred Stockholders' Notice") to the Selling Stockholder, the other Preferred Stockholders and the Common Stockholders specifying that some or all of the Offered Preferred Stock was subscribed by the Company, the other Preferred Stockholders and/or the Common Stockholders exercising their respective Rights of First Refusal.

                    (c) The purchase price for the Offered Preferred Stock to be purchased by the Company, by a Preferred Stockholder or by a Common Stockholder exercising its Right of First Refusal under this Agreement will be the Offered Price (subject, in the case of the Company, to any rights the Company may have under any other agreement to purchase all or some of such Offered Preferred Stock at a lower price), and will be payable as set forth in Section 4(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Preferred Stockholders, the Common Stockholders, and the Selling Stockholder absent fraud or error.

                    (d) Payment of the purchase price for Offered Preferred Stock purchased by the Company, a Preferred Stockholder, or a Common Stockholder exercising its respective Right of First Refusal shall be made within 10 days after the date of the Preferred Stockholders' Notice; provided that, if the Company elects to purchase all of the Offered Preferred Stock, payment of the purchase price for such Offered Preferred Stock shall be made within 10 days after the earlier of (i) the date of the Company's Preferred Notice or (ii) the expiration of the Company's Preferred Refusal Period. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by a Preferred Stockholder or Common Stockholder to the Selling Stockholder (i) in cash or by cashier's check, (ii) by wire transfer of immediately available funds, or (iii) by any combination of the foregoing.

                    (e) Upon the date that payment is made for the Offered Preferred Stock purchased by the Company, the other Preferred Stockholders, or the Common Stockholders pursuant to their respective Rights of First Refusal hereunder, the Selling Stockholder will have no further rights as a holder of such Offered Preferred Stock and the Selling Stockholder will forthwith cause all certificate(s) evidencing such Offered Preferred Stock to be surrendered to the Company for cancellation, or, as to purchases by the Preferred Stockholder(s) or Common Stockholder(s), for transfer to the purchasing Investor(s).


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                    (f) If the Company, the other Preferred Stockholders, or the
Common Stockholders have not elected pursuant to their respective Rights of First Refusal hereunder to purchase all of the Offered Preferred Stock, then the Selling Stockholder shall have the right either to (i) elect to sell to the Company, the other Preferred Stockholders or the Common Stockholders whatever portion of the Offered Preferred Stock that Company, the other Preferred Stockholders, and the Common Stockholders have elected to purchase pursuant to paragraphs (a) and (b) of this Section 4 and transfer the remaining Offered Preferred Stock to any person named as a Proposed Transferee in the Selling Stockholder's Notice, or (ii) withdraw all offers under this Section 3 and either retain the Offered Preferred Stock or transfer the Offered Preferred
Stock proposed to be sold by the Selling Stockholder to any person named as a Proposed Transferee in the Selling Stockholder's Notice, in either case, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within 120 days after the date of the Selling Stockholder's Notice and (ii) is in accordance with the terms and conditions of this Agreement. If the Offered Preferred Stock is transferred in accordance with the terms and conditions of this Agreement, then the Proposed Transferee(s) of the Offered Preferred Stock will thereafter hold such Offered Preferred Stock free of all restrictions on transfer imposed by this Agreement. If the Offered Investor
Stock is not so transferred during such 120-day period, then the Selling Stockholder will not transfer any of such Offered Preferred Stock without complying again in full with the provisions of this Agreement.

                    (g) The exercise or non-exercise of the rights of the Preferred Stockholders and the Common Stockholders hereunder to participate in one or more Transfers of Offered Preferred Stock made by such Selling Stockholder shall not adversely affect their rights to participate in subsequent Transfers of Offered Preferred Stock subject to this Section 4.

5. CO-SALE RIGHT.

                    (a) In the event the Company, the Investors, the Series A Stockholders, and/or the Other Common Stockholders fail to exercise their respective rights to purchase all of the Offered Stock of a Common Stockholder subject to Section 3(a) and/or (b) hereof, following the exercise or expiration of the rights of purchase set forth in Section 3(a) and 3(b), then the Common Stockholder shall deliver to the Company, which the Company shall in turn promptly deliver to each Investor and Series A Stockholder, written notice (the "Co-Sale Notice") that each Investor and Series A Stockholder shall have the right, exercisable upon written notice to the Selling Stockholder within 15 days after receipt of the Co-Sale Notice by the Investors and Series A Stockholders, to participate in such Transfer of Stock by the Common Stockholder to the Proposed Transferee ("Co-Sale Stock") on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Investor or Series A Stockholder wishes to sell under its right to participate. To the extent one or more of the Investors or Series A Stockholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that such Selling Stockholder may sell in the transaction shall be correspondingly reduced.

                    (b) Each Investor and Series A Stockholder may sell all or any part of that number of shares equal to the product obtained by multiplying
(i) the aggregate number of shares of Co-Sale Stock covered by the Selling Stockholder Notice by (ii) a fraction the numerator of which is the number of

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shares of Common Stock owned by such Investor or Series A Stockholder at the time of the Transfer and the denominator of which is the total number of shares of Common Stock owned by such Selling Stockholder and the Investors and Series A Stockholders at the time of the Transfer. If not all of the Investors and Series A Stockholders elect to sell their share of the Co-Sale Stock proposed to be transferred within said 15-day period, then the Selling Stockholder shall promptly notify in writing the Investors and Series A Stockholders who do so elect and shall offer such Investors and Series A Stockholders the additional right to participate in the sale of such additional shares of Co-Sale Stock proposed to be transferred on the same percentage basis as set forth above in this Section 5(b). The Investors and Series A Stockholders shall have five days after the receipt of such notice to notify the Selling Stockholder of their election to sell all or a portion thereof of the unsubscribed shares.

                    (c) Each Investor and Series A Stockholder who elects to participate in the Transfer pursuant to this Section 5 (a "Participant") shall effect its participation in the Transfer by promptly delivering to the Selling Stockholder for transfer to the Proposed Transferee one or more certificates, properly endorsed for transfer, which represent:

                    (i) number of shares of Common Stock which such Participant elects to sell; or

                    (ii) that number of shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the Proposed Transferee objects to the delivery of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock in lieu of Common Stock, such Participant shall convert such Series A Convertible Preferred Stock and Series B Convertible Preferred Stock into Common Stock and deliver Common Stock as provided in Section 5(c)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the Proposed Transferee.

                    (d) The stock certificate or certificates that the Participant delivers to such Selling Stockholder pursuant to Section 5(c) shall be transferred to the Proposed Tranferee in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Selling Stockholder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any Proposed Transferee prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, such Selling Stockholder shall not sell to such Proposed Transferee any Co-Sale Stock unless and until, simultaneously with such sale, such Selling Stockholder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Co-Sale Notice.

                    (e) To the extent that the Investors and Series A Stockholders do not elect to participate in the sale of the Co-Sale Stock subject to the Co-Sale Notice, such Selling Stockholder may, not later than 120 days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Co-Sale Notice within 30 days of such agreement on terms and conditions not materially more favorable to the Selling Stockholder than those described in

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the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by a Selling Stockholder, shall again be subject to the co-sale rights of the Investors and Series A Stockholders and shall require compliance by a Selling Stockholder with the procedures described in this Section 5.

                    (f) The exercise or non-exercise of the rights of the Investors and Series A Stockholders hereunder to participate in one or more Transfers of Co-Sale Stock made by such Selling Stockholder shall not adversely affect their rights to participate in subsequent Transfers of Co-Sale Stock subject to this Section 5.

6. EXEMPT TRANSFERS.

                    (a) Notwithstanding the foregoing, the rights of first refusal and the co-sale rights of the Company, the Investors, and the Series A Stockholders under Sections 3, 4 and 5 shall not apply to (i) any Transfer to the ancestors, descendants or spouse of the Common Stockholders or to trusts for the benefit of such persons, (ii) any Transfer or Transfers by a Common Stockholder to another Common Stockholder or to an individual employed by the Company at the time of such transfer (the "Employee"), but only if the transferring Common Stockholder first offers the shares to all other Common Stockholders or Employees, as applicable, and each member of the applicable group is allowed to participate pro rata with the other members of that group,
(iii) any pledge of Stock made pursuant to a bona fide loan transaction that creates a mere security interest; (iv) any Transfer by a Common Stockholder or Preferred Stockholder which is a partnership, limited liability company or corporation to the partners, members or stockholders of such entity without the payment of consideration therefor, or (v) any bona fide gift; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (i), (ii), (iii), (iv), or (v), (A) the transferor shall inform the Company and the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Company and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Common Stockholder" (to the extent such transfer was from a Common Stockholder) for purposes of this Agreement.

                    (b) Notwithstanding the foregoing, the provisions of Sections 3, 4, and 5 shall not apply to the sale of any Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                    (c) This Agreement is subject to, and shall in no manner limit, any other right that the Company may have to repurchase securities from the Common Stockholders pursuant to a stock restriction agreement or other agreement between the Company and the Common Stockholders.

7. PROHIBITED TRANSFERS.

                    (a) In the event that a Stockholder (a "Prohibited Transferee") should Transfer any Stock in contravention of the right of first

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refusal or co-sale rights of the Investors, Series A Stockholders, and/or Common
Stockholders under Sections 3, 4 or 5, as the case may be, under this Agreement (a "Prohibited Transfer"), each Investor, Series A Stockholder, or Common Stockholder, as the case may be, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the option provided below, and the Prohibited Transferee shall be bound by the applicable provisions of such option.

                    (b) In the event of a Prohibited Transfer, each Investor, Series A Stockholder, and/or Common Stockholder, as the case may be, shall have the right to purchase from (to the extent the Prohibited Transferee still owns Stock) or sell to Prohibited Transferee, as applicable, the type and number of shares of Common Stock equal to the number of shares such Investor or Series A Stockholder would have been entitled to purchase from or sell to the purchaser under Sections 3 and 5 hereof, or such Common Stockholder would have been entitled to purchase under Section 3 and 4 hereof, had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                    (i) The price per share at which the shares are to be purchased from or sold to the Prohibited Transferee shall be equal to the price per share paid by the Proposed Transferee to the Prohibited Transferee in such Prohibited Transfer. The Prohibited Transferee shall also reimburse each Investor, Series A Stockholder, or Common Stockholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Sections 3, 4, or 5, the Series A Stockholder's rights under Section 3, 4, or 5, or the Common Stockholder's rights under Section 3 or 4.

                    (ii) Within 30 days after the date on which an Investor, Series A Stockholder, or Common Stockholder, as the case may be, received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor, Series A Stockholder, or Common Stockholder shall, if exercising the option created hereby, deliver to the Prohibited Transferee payment for the aggregate purchase price or the certificate or certificates representing shares to be purchased or sold, each certificate to be properly endorsed for transfer.

                    (iii) The Prohibited Transferee shall, upon receipt of the purchase price or certificate or certificates for the shares to be purchased or sold by an Investor, Series A Stockholder, or Common Stockholder, pursuant to this Section 7(b), deliver to the Investor, Series A Stockholder or Common Stockholder the certificate or certificates representing the shares to be purchased or pay the aggregate purchase price therefor, as applicable, and the amount of reimbursable fees and expenses, as specified in Section 7(b)(i), in cash or by other means acceptable to the Investor, the Series A Stockholder, or the Common Stockholder.

                    (iv) Notwithstanding the foregoing, (A) any attempt by a Common Stockholder to Transfer Stock in violation of Sections 3 or 5 shall be voidable at the option of a majority-in-interest of the Other Common Stockholders, the Investors and Series A Stockholders (voting as a single class on an as converted basis) if a majority in interest of the Other Common Stockholders, the Investors and Series A Stockholders (taken as a single class on an as converted basis) do not elect to exercise the option set forth in this
Section 7, and (B) any attempt by a Preferred Stockholder to Transfer Stock in violation of Section 4 hereof shall be voidable at the option of a majority-in-interest of the Common Stockholders and the other Preferred Stockholders if a majority in interest of the Common Stockholders and the other Preferred Stockholders do not elect to exercise the option set forth in this
Section 7, and the Company agrees it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors, the Series A Stockholders, and/or the Common Stockholders, as the case may be.

8. DRAG ALONG RIGHT. Notwithstanding anything contained herein to the contrary, if at any time (i) the holders of a 75% majority-in-interest of the Common Stock, the Series A Convertible Preferred Stock, and the Series B Convertible Preferred Stock (voting as a single class on an as converted basis), and (ii) the Board of Directors of the Company shall approve (x) a bona fide arms length proposal from a person for the transfer, directly or indirectly, of all of the Common Stock to such person, (y) the merger or consolidation of the Company with or into another person in which the stockholders of the Company will receive cash or securities of any other person for their shares or (z) the sale by the Company of all or substantially all of its assets to a person, in each of the above cases for a specified price payable in cash or otherwise and on specified terms and conditions (a "Sale Proposal"), then the Board of Directors of the Company shall deliver a notice (a "Required Sale Notice") with respect to such Sale Proposal to each Common Stockholder and each Preferred Stockholder stating that the Sale Proposal has been approved in the manner provided in this Section
8. Each such Common Stockholder and Preferred Stockholder, upon receipt of a Required Sale Notice, shall be obligated, which obligation shall be enforceable by the Company, if applicable, to sell their Stock and participate in the transaction (a "Required Sale") contemplated by the Sale Proposal, vote their shares of Stock in favor of such Sale Proposal at any meeting of stockholders of the Company called to vote on or approve such Sale Proposal and otherwise to take all necessary action to cause the Company, the Common Stockholders and the Preferred Stockholders to consummate such Required Sale.

9. LEGEND.

                    (a) Each certificate representing shares of Stock now or hereafter owned by the Common Stockholders, the Series A Stockholders, or the Investors shall be endorsed with the following legend:

                  "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

                    (b) The Common Stockholders, the Series A Stockholders, and the Investors agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 9(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

10. MISCELLANEOUS.

                    (a) Conditions to Exercise of Rights. Exercise of the Investors' or Series A Stockholders' rights under this Agreement shall be subject to and conditioned upon, and the Common Stockholders and the Company shall use their best efforts to assist each Investor or Series A Stockholder in, compliance with applicable laws.

                    (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without reference to principles of conflict of laws.

                    (c) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only the Company, (ii) as to the Investors, persons holding more than a majority-in-interest of the Common Stock held by the Investors and their assignees, pursuant to Section 10(d) hereof, and
(iii) as to the Series A Stockholders, persons holding more than a majority-in-interest of the Common Stock held by Series A Stockholders and their assignees, pursuant to Section 10(d) hereof, and (iv) as to the Common Stockholders, only the Common Stockholders (unless such amendment and waiver is less restrictive to the Common Stockholders, in which case a majority-in-interest of the Common Stock held by the Common Stockholders); provided, that no consent of any Common Stockholder shall be necessary for any amendment and/or restatement which includes additional holders of Series B Convertible Preferred Stock as "Investors" and parties hereto. Any amendment or waiver effected in accordance with clauses (i), (ii), (iii) and (iv) of this
Section 10(c) shall be binding upon each Investor, Series A Stockholder, Common Stockholder, the Company, and their successors and assigns.

                    (d) Assignment of Rights. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                    (e) Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                    (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act, which results in the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock being converted into Common Stock;

                    (ii) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 10(e)(ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

                    (iii) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Preferred Stockholders and a majority in interest of the Common Stockholders (voting on a fully diluted basis).

                    (f) Ownership. Except as disclosed on Schedule 10(f), the Current Stockholders represent and warrant that each is the sole legal and beneficial owner of those shares of Stock he, she or it currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

                    (g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (i) each Investor at the address set forth on Exhibit A hereto,
(ii) each Series A Stockholder at the address set forth on Exhibit C hereto, or
(iii) at such other address as such party may designate by ten days advance written notice to the other parties hereto. All communications shall be sent to the Common Stockholders at their respective address of record with the Company or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

                    (h) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                    (i) Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                    (j) Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. This Agreement replaces and supercedes the Right of First Refusal and Co-Sale Agreement dated December 27, 2001, by and among the Company, the Common Stockholders, and the Series A. Stockholders.

                    (k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (l) Joinder of Spouses. The undersigned spouses of each Investor and Current Stockholder, if applicable, join in the execution and delivery of this Agreement for the express purpose of binding any interest he or she may have in the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Common Stock, as applicable.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         The foregoing AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is hereby executed as of the date first above written.

COMPANY:                        INVESTORS:

HYDRO MED SCIENCES, INC.        SMH HYDRO MED II LLC


By:                             By:
    -------
     Name: David S. Tierney            Name: James C. Gale
     Title: President                  Title: Manager

                                LIFE SCIENCES OPPORTUNITIES FUND, L.P.

                                By:    SMH Life Sciences Management, LLC,
                                       General Partner


                                By:
                                       Name: James C. Gale
                                       Title: Manager

                                CORPORATE OPPORTUNITIES FUND, L.P.

                                By:    SMM Corporate Management, LLC,
                                       General Partner


                                By:
                                       Name: James C. Gale
                                       Title: Manager

                                CORPORATE OPPORTUNITIES FUND(INSTITUTIONAL),L.P.

                                By:    SMM Corporate Management, LLC,
                                       General Partner


                                By:
                                       Name: James C. Gale
                                       Title: Manager

                                WHEATLEY MEDTECH PARTNERS L.P.

                                By:    Wheatley Medtech Partners LLC,
                                       General Partner


                                By:
                                       Name:
                                       Title:

                                WHEATLEY PARTNERS III, L.P.

                                By:    Wheatley Partners III, LLC,
                                       General Partner


                                By:
                                       Name:
                                         Title: ___________________________


                                WHEATLEY ASSOCIATES III, L.P.

                                By:    Wheatley Partners III, LLC,
                                       General Partner


                                By:
                                       Name:
                                         Title:___________________________


                                WHEATLEY FOREIGN PARTNERS III, L.P.

                                By:    Wheatley Partners III, LLC,
                                       General Partner


                                By:
                                       Name:
                                         Title:___________________________

                                PALADIN LABS INC.


                                By:
                                       Name:
                                       Title:

                                FALCON SEABOARD HOLDINGS, L.P.


                                By:
                                       Name:
                                       Title:

                                COMMON STOCKHOLDERS:

                                GP STRATEGIES CORPORATION


                                By:
                                       Name:
                                       Title:



                                 SERIES A STOCKHOLDERS:

                                 SMH HYDRO MED  LLC


                                By:
                                       Name: James C. Gale
                                       Title:  Manager

                                CORPORATE OPPORTUNITIES FUND, L.P.

                                 By:   SMM Corporate Management, LLC,
                                       General Partner


                                By:
                                       Name: James C. Gale
                                       Title: Manager

                                CORPORATE OPPORTUNITIES FUND(INSTITUTIONAL),L.P.

                                By:    SMM Corporate Management, LLC,
                                       General Partner


                                     By:
                                            Name: James C. Gale
                                            Title: Manager

                                     WHEATLEY MEDTECH PARTNERS L.P.

                                     By:    Wheatley Medtech Partners LLC,
                                            General Partner


                                     By:
                                            Name:
                                            Title:

                                    EXHIBIT A

                                LIST OF INVESTORS

                              As of April __, 2003

SMH Hydro Med II LLC
600 Travis, Suite 3100
Houston, Texas 77002
Attention: John Malanga


Corporate Opportunities Fund, L.P.
Corporate Opportunities Fund (Institutional), L.P.
Life Sciences Opportunities Fund, L.P.
c/o SMM Corporate Management LLC
126 East 56 Street
New York, New York 10022
Attention: James C. Gale


Wheatley MedTech Partners L.P.
80 Cuttermill Road, Suite 311
Great Neck, New York 11021

With a copy to:

Wheatley Partners
825 Third Avenue, 32nd Floor
New York, New York 10022
Attn: David R. Dantzker, M.D./
         Lawrence Wagenburg


Paladin Labs, Inc.
======================
Attn: __________________

                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
                                    EXHIBIT B

                                 STOCK OWNERSHIP


GP Strategies Corporation
9 West 57th Street
New York, New York 10019

                                    EXHIBIT C

                              Series A Stockholders

SMH Hydro Med LLC
600 Travis, Suite 3100
Houston, Texas 77002
Attention: John Malanga



Corporate Opportunities Fund, L.P.
Corporate Opportunities Fund
         (Institutional), L.P.
c/o SMM Corporate Management LLC
126 East 56 Street
New York, New York 10022
Attention: James C. Gale


Wheatley MedTech Partners L.P.
80 Cuttermill Road, Suite 311
Great Neck, New York 11021

With a copy to:

Wheatley Partners
825 Third Avenue, 32nd Floor
New York, New York 10022
Attn: David R. Dantzker, M.D./
         Lawrence Wagenburg


GP Strategies Corporation
9 West 57th Street
New York, New York 10019